UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ABERDEEN EMERGING MARKETS TELECOMMUNICATIONS
AND INFRASTRUCTURE FUND, INC.

1735 Market Street, 32nd Floor
Philadelphia, PA 19103

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on March 14, 2013

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (the “Fund”) (the “Special Meeting”) will be held at the office of Aberdeen Asset Management Inc. located at 712 Fifth Avenue, 49th Floor, New York, NY 10019, on March 14, 2013 at 12:00 p.m. eastern time.

The purpose of the Special Meeting is to consider and act upon a proposal recently approved by the Fund’s Board of Directors (the “Board,” the members of which are referred to as “Directors”). As described in more detail in the enclosed proxy statement, shareholders of the Fund are being asked to approve a proposal to remove the Fund’s fundamental policy to invest, under normal market conditions, at least 65% of its total assets in equity securities of telecommunications companies in emerging markets and its fundamental investment restriction to concentrate its investments in the telecommunications industry (the “Proposal”). These changes will become effective upon approval of the Fund’s shareholders. This proposal to remove the 65% policy and concentration restriction is being made in conjunction with certain other changes regarding the Fund that are not subject to shareholder approval. As more fully discussed in the enclosed proxy statement, the Board recently approved certain changes to the Fund’s principal investment strategies, which will not be effective unless and until shareholders approve the Proposal. If the Proposal is approved, the Fund will change its name to reflect the new investment policies. The new name of the Fund, Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., would be effective upon shareholder approval of the Proposal. The Fund will continue to trade on the NYSE MKT under its current ticker symbol (ETF).

The Proposal is discussed in greater detail in the enclosed Proxy Statement. You are entitled to notice of, and to vote at, the Special Meeting if you owned shares of the Fund at the close of business on December 20, 2012 (the “Record Date”).  If you attend the Special Meeting, you may vote your shares in person.  Even if you expect to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope.

We will admit to the Special Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person’s broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit.  All persons wishing to be admitted to the Special Meeting must present photo identification.  If you plan to attend the Special Meeting, we ask that you call us in advance at (866) 839-5205.

This notice and related proxy material are first being mailed to shareholders on or about January 10, 2013.

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on March 14, 2013: This Notice and the Proxy Statement are available on the Internet at http://www.aberdeen-asset.us/cef. On this website, you will be able to access the Notice, the Proxy Statement, and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By order of the Board of Directors,

Megan Kennedy, Vice President and Secretary

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE SPECIAL MEETING. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD FOR THE SPECIAL MEETING PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

[LETTER DATE]
Philadelphia, Pennsylvania

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IMPORTANT NEWS
FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed proxy statement for Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. (the “Fund”), for your convenience we have provided a brief overview, in a Questions and Answers format, of the Proposal to be voted on.

Questions and Answers

Q.    Why am I receiving the proxy statement?

A.    The purpose of the special meeting of shareholders (the “Special Meeting”) is to seek shareholder approval of a proposal recently approved by the Fund’s Board of Directors (the “Board,” the members of which are referred to as “Directors”).  As a shareholder of the Fund, you are being asked to approve the removal of the Fund’s fundamental policy to invest, under normal market conditions, at least 65% of its total assets in equity securities of telecommunications companies in emerging markets (the “65% policy”) and its fundamental investment restriction to concentrate its investments in the telecommunications industry (the “concentration restriction”).  The 65% policy and the concentration restriction are fundamental policies of the Fund, which means that their removal is subject to shareholder approval.  These changes will become effective upon approval of the Fund’s shareholders.

Q.    What am I being asked to vote “FOR” in the proxy statement?

A.    On November 26, 2012, the Fund announced that the Board approved changes to certain investment policies of the Fund.  As a result of these policy changes, the Fund will no longer focus its investments in the telecommunications industry and is not required to focus its investment in any industry.  The Board approved the removal of the Fund’s fundamental policy to invest, under normal market conditions, at least 65% of its total assets in equity securities of telecommunications companies in emerging markets and its fundamental investment restriction to concentrate its investments in the telecommunications industry.  Because the 65% policy and concentration restriction are fundamental policies, their removal requires approval by the Fund’s shareholders.  The Board approved certain other changes to the Fund’s investment policies as set forth in the proxy statement, which will not be effective unless and until shareholder approval of the removal of the 65% policy and concentration restriction is obtained.  If the removal of the 65% policy and concentration restriction is approved, the Fund will change its name to reflect the new investment policies. The new name of the Fund, Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., would be effective upon shareholder approval of the proposal to remove the 65% policy and concentration restriction.

The Fund will not alter its investment objective of seeking long-term capital appreciation in connection with these changes. Aberdeen Asset Managers Limited (“AAML”), the Fund’s investment adviser, and the Board each believe that the proposed changes to the Fund’s investment policies are in the best interests of the Fund’s shareholders and will permit the Fund to continue to achieve its investment objective.

Q.    Will my vote make a difference?

A.    Your vote is very important and can make a difference in the governance and management of the Fund, no matter how many shares you own.  Your vote can help ensure that the Proposal recommended by the Board can be implemented.  We encourage all shareholders to participate in the governance of the Fund.

Q.    How do the Directors of my Fund recommend that I vote?

A.    The Directors of your Fund recommend that you vote “FOR” the Proposal.

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Q.    What is the required vote?

A.    Shareholders of the Fund must approve the Proposal for it to be effective. The Proposal must be approved by the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities of the Fund present at the Special Meeting, if more than 50% of the outstanding voting securities of the Fund are represented at the Special Meeting in person or by proxy.

Q.    What happens if shareholders do not approve the Proposal?

A.     In the event that the Proposal is not approved by the shareholders of the Fund, the 65% policy and concentration restriction will remain in effect, the investment policy changes approved by the Board will not be implemented, and the Fund will continue to be managed in accordance with its current stated investment policies. The Board may consider other courses of action.

Q.    Is the Fund paying for the preparation, printing and mailing of the proxy statement?

A.    The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Proxy Statement will be borne by the Fund.

Q.    Whom do I call if I have questions?

A.    If you need any assistance, or have any questions regarding the Proposal or how to vote your shares, please call us at (866) 839-5205 or call AST Fund Solutions, LLC, our proxy solicitor, at (866) 822-1236 (Monday to Friday, 9:00 a.m. to 10:00 p.m. Eastern time).

Q.    How do I vote my shares?

A.   You can vote in one of the following two ways:

•      By Mail: You may vote by completing the enclosed proxy card by dating, signing and returning it in the postage-paid envelope. Please note that if you sign and date the proxy card but give no voting instructions, your shares will be voted “FOR” the Proposal described above.

•      In Person: Attend the Special Meeting and vote as described in the proxy statement.

Q.    Will anyone contact me?

A.   You may receive a call to verify that you received your proxy materials, to answer any questions you may have about the Proposal and to encourage you to vote.

Please vote. Your vote is important.

We urge you to indicate your voting instructions on the proxy card, if received by mail, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Special Meeting.

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ABERDEEN EMERGING MARKETS TELECOMMUNICATIONS
AND INFRASTRUCTURE FUND, INC.
(the “Fund”)

1735 Market Street, 32nd Floor
Philadelphia, PA 19103

PROXY STATEMENT

For the Special Meeting of Shareholders
to be held on March 14, 2013

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation by the Board of Directors (the “Board,” the members of which are referred to as “Directors”) of proxies to be voted at a special meeting of shareholders (the “Special Meeting”) to be held at 712 Fifth Avenue, 49th Floor, New York, NY 10019, on March 14, 2013 at 12:00 p.m. eastern time, and at any adjournments or postponements thereof. A Notice of Special Meeting of Shareholders and a proxy card (the “Proxy Card”) accompany this Proxy Statement. This Proxy Statement is first being mailed to shareholders on or about January 10, 2013.

All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting, or at any adjournments thereof, in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card, proxies received will be voted “FOR” the Proposal. The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Special Meeting or any adjournments or postponements thereof. Any proxy may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated proxy, giving written notice to Megan Kennedy, Secretary of the Fund, 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, or by attending the Special Meeting and voting in person. Shareholders may authorize proxy voting by using the enclosed proxy card(s) along with the enclosed envelope with pre-paid postage. Shareholders do not have dissenter’s rights of appraisal in connection with the matter to be voted on by the shareholders at the Special Meeting.

A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting. In the event that a quorum is not present at the Special Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn the Special Meeting, without notice other than an announcement at the Special Meeting, until the requisite number of shares entitled to vote at the Special Meeting is present. In the event that a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Fund’s shares represented at the Special Meeting in person or by proxy, and the persons named as proxies will vote those proxies that they are entitled to vote “FOR” the Proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” the Proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Special Meeting must take place not more than 120 days after the record date. At such adjourned Special Meeting, any business may be transacted which might have been transacted at the original Special Meeting. If a quorum is present, a shareholder vote may be taken on any proposal properly brought before the Special Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

Only shareholders or their duly appointed proxy holders can attend the Special Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record or a proxy holder of a shareholder of record, you must bring a form of photo identification to the Special Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the Special Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Special Meeting, you should also bring a proxy card from your broker.

The Board has fixed the close of business on December 20, 2012 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment or postponement thereof.

The Fund has one class of shares of capital stock, par value $0.001 per share. Each share of the Fund is entitled to one vote at the Special Meeting, and fractional shares are entitled to a proportionate share of one vote. On the Record Date, 8,246,665 common shares of the Fund were issued and outstanding.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on Thursday, March 14, 2013. The Proxy Materials and the Fund’s most recent annual report are available on the Internet at http://www.aberdeen-asset.us/cef. The Fund will furnish, without charge, a copy of its most recent annual report, and any more recent reports, to Fund shareholders upon request. To request a copy, please write to the Fund c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, or call 1-866-839-5205. You may also call for information on how to obtain directions to be able to attend the Special Meeting and vote in person.

PROPOSAL    —    REMOVAL OF FUNDAMENTAL INVESTMENT POLICY AND INVESTMENT RESTRICTION OF THE FUND

As described below, the Board is recommending a proposal that a fundamental investment policy and a fundamental restriction be eliminated for the Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. Fund management believes, and the Board of Directors concurs, that it would be in the best interest of shareholders to make the proposed changes in order to provide the Fund with more investment flexibility.

The investment of objective of the Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. is long-term capital appreciation.  The Fund currently seeks to achieve this objective by investing primarily in equity securities of telecommunications companies in emerging markets.  The Fund currently has a fundamental policy to invest, under normal market conditions, at least 65% of its total assets in equity securities of telecommunications companies in emerging markets (the “65% policy”).  The Fund also has a fundamental investment restriction to concentrate its investments in the telecommunications industry (the “concentration restriction”).  Because the 65% policy and concentration restriction are fundamental, their removal requires approval by the Fund’s shareholders.

In order to provide the Fund with greater flexibility to achieve its investment objective, Fund management proposed, and the Board approved, changes to certain investment policies of the Fund, including the removal of the 65% policy and concentration restriction.  As a result of these policy changes, the Fund will no longer invest at least 65% of its total assets in equity securities of telecommunications companies in emerging markets and will not be required to focus its investments in any industry.

If the removal of the 65% policy and concentration restriction is approved, the Fund will change its name to reflect the new investment policies. The new name of the Fund would be Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., which would be effective upon shareholder approval of the concentration policy change. The Fund would continue to trade on the NYSE MKT under its current ticker symbol (ETF).

The current and amended versions of the Fund’s investment policies that are being revised and/or added are as follows:

	Current	Amended
Fund Name	Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.	Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc.

Investment Objective	Long-term capital appreciation.	Long-term capital appreciation.

Investment Policies

Under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in equity and debt securities of emerging markets telecommunications companies and infrastructure companies in the aggregate. As a fundamental policy, under normal market conditions, at least 65% of the Fund’s total assets must be invested in equity securities of telecommunications companies in emerging markets.

Under normal market conditions, at least 20% (but not more than 24.9%) of the Fund’s net assets will be invested in equity and debt securities of companies in the infrastructure industry.

As a fundamental policy, under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in equity securities of emerging market smaller company issuers.

An emerging market country is any country determined by the Aberdeen Asset Managers Limited, the Fund’s investment adviser (“AAML”) or (the “Adviser”), to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries for purposes of this policy can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.  Smaller companies for the purposes of this policy are companies that, at the time of purchase, have a market capitalization of less than $5 billion.

The Fund may, at the full discretion of the Adviser, continue to focus its investments in securities of companies from each of the infrastructure, telecommunications and technology sectors of emerging market countries. The portion of the Fund’s portfolio invested in securities of companies from each of such sectors will vary from time to time, based on the Adviser’s view of current market conditions.  The Fund will not concentrate its investments in any industry or group of industries.

Emerging market securities include securities that are issued by: (a) governments or government-related bodies of emerging market countries; and/or (b) companies or other issuers that (i) are organized under the laws of, or have their principal office in, an emerging market country, (ii) have their principal securities trading market in an emerging market country, (iii) alone or on a consolidated basis derive a significant portion of their annual revenue or assets from goods produced, sales made or services performed in emerging markets countries; and/or (iv) are denominated in the currency of an emerging market. The Fund may also invest without limit in those markets deemed by the Adviser to be “Frontier” markets.

Based on current market conditions, the Fund will consider “smaller companies” to be companies that, at the time of purchase, have a market capitalization of less than $5 billion. Some companies may outgrow the definition of a smaller company after the Fund has purchased the securities.  These companies continue to be considered “smaller” for purposes of the Fund’s minimum 80% allocation to smaller company securities.

The Fund invests in common stock, but may also invest in other types of equity securities, including preferred stock, convertible securities, depositary receipts and rights and warrants to buy common stock.

Fundamental Investment Restriction

The Fund may not invest more than 25% of its total assets in the securities of issuers in any single industry other than the telecommunications industry, except that this limitation will not be applicable to the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The Fund may not invest more than 25% of its total assets in the securities of issuers in any single industry, except that this limitation will not be applicable to the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

A more detailed summary of the Fund’s amended investment policies that would be implemented if the Proposal is approved and related risk factors is provided as Appendix A to this Proxy Statement.

If shareholders approve the Proposal, AAML will restructure the Fund’s portfolio to make it consistent with the Fund’s new investment policies.  The tax impact of the restructuring will depend on the difference between the price at which portfolio securities are sold and the Fund’s basis in such securities, offset by capital loss carry forwards.  Any net capital gains realized will be distributed prior to the end of 2013, and such distribution will be taxable to tax-paying shareholders.  The amount of net capital gains realized and distributed can fluctuate widely and will depend on, among other things, market conditions at the time of the sales.  If the portfolio restructuring had occurred on October 31, 2012 and the distribution made on that date, the Fund would have distributed approximately $5.70 per share, all of which consists of capital gains.  The amount noted in the preceding sentence is an estimate based on current market conditions and there can be no guarantee that the dividends actually paid will not be materially higher or lower than the estimate.

THE FUND’S BOARD RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE PROPOSAL.

ADDITIONAL INFORMATION

Expenses

The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Proxy Statement will be borne by the Fund.  The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Special Meeting, supplementary solicitation may be made by mail, telephone or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Fund, AAML or the Fund’s administrator.

AST Fund Solutions, LLC has been retained to assist in the solicitation of proxies and will receive a fee estimated at $5,500 with respect to the Special Meeting and be reimbursed for its reasonable expenses.

Solicitation and Voting of Proxies

Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about January 10, 2013. As mentioned above, AST Fund Solutions, LLC has been engaged to assist in the solicitation of proxies. As the meeting date approaches, certain shareholders of the Fund may receive a call from a representative of AST Fund Solutions, LLC, if the Fund has not yet received their vote.

Ownership of Securities

Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Aberdeen Family of Investment Companies (as defined below) beneficially owned by each Director.

Name of Director	Dollar Range of Equity Securities Owned(1)(2)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director or Nominee in Aberdeen Family of Investment Companies(3)
Independent Directors:
Enrique R. Arzac	Over $100,000	Over $100,000
James J. Cattano	$50,001 - $100,000	Over $100,000
Gregory Hazlett	$10,001 - $50,000	$10,001 - $50,000
Martin Torino	$50,001 - $100,000	Over $100,000
Steven N. Rappaport	$50,001 - $100,000	Over $100,000
Interested Director:
Alexander E. Zagoreos(4)	$1 - $10,000	$1 - $10,000

(1)   This information has been furnished by each Director as of October 31, 2012.  “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(2)   The Fund’s Directors and officers, in the aggregate, own less than 1% of the Fund’s outstanding equity securities.

(3)   “Aberdeen Family of Investment Companies” means those registered investment companies that share Aberdeen or an affiliate as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

(4)   Effective November 11, 2011, Mr. Zagoreos was determined by the Board of Directors of the Fund to be an interested director (as that term is defined in the Investment Company Act of 1940) of the Fund because of his nomination by, and employment with, an affiliate of a shareholder holding more than 25% of the voting securities of the Fund.

Beneficial Owners

Based upon a review of filings made pursuant to Section 13 of the 1934 Act, as of September 30, 2012, the following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the shares of the Fund because they possessed or shared voting or investment power with respect to the Fund’s shares:

Class	Name and Address	Number of Shares Beneficially Owned	Percentage of Shares
Common	City of London Investment Group PLC 77 Gracechurch Street London, UK EC3V 0AS	3,034,177	36.8%
Common	Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	1,955,159	23.7%

Information concerning the Adviser

AAML serves as the investment adviser to the Fund.  AAML is a wholly-owned subsidiary of Aberdeen Asset Management PLC, a Scottish company.  The registered offices of Aberdeen Asset Management PLC are located at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG.  AAML is a United Kingdom corporation with its registered office located at Bow Bells House, 1 Bread Street, London, United Kingdom, EC4M 9HH.

Information Concerning the Administrator

Brown Brothers Harriman & Co., located at 40 Water Street, Boston, MA 02109, serves as the Fund’s administrator.

Shareholder Proposals

Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund’s proxy material relating to its 2014 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than September 12, 2013. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of shares with a market value of $2,000 and must have held such shares for at least one year. Further, the shareholder must continue to hold such shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund’s proxy materials.

Pursuant to the Bylaws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder. Under Maryland law, and pursuant to the Fund’s Bylaws, only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Fund’s notice of special meeting.

For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. Such notice must contain the information required by the Bylaws. To be timely, any such notice must be delivered to, or mailed (certified mail being recommended) to and received by, the Fund c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 not earlier than the 150th day nor later than 5:00 p.m., eastern time, on the 120th day prior to the first anniversary of the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year’s annual meeting, notice by such shareholder to be timely must be so received not earlier than the 150th day nor later than 5:00 p.m., eastern time, on the 120th day prior to the date of such meeting or the 10th day following the day on which public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above.

The Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2014 annual meeting of shareholders not included in the proxy statement and form of proxy which are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN THEM IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Delivery of Proxy

Unless the Fund has received contrary instructions from shareholders only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Fund at (866) 839-5205. If any shareholder does not want the mailing of this Proxy Statement to be combined with those for other members of its household, please contact the Fund in writing at: 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 or call the Fund at (866) 839-5205.

Other Business

Management knows of no business to be presented at the Special Meeting, other than the Proposal set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their discretion.

By order of the Board of Directors,

Megan Kennedy, Vice President and Secretary

Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card(s) properly.

                1.  Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card.

2.  Joint Accounts:  Any party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.  Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION	VALID SIGNATURE

CORPORATE ACCOUNTS

(1) ABC Corp.	ABC Corp.

(2) ABC Corp	John Doe, Treasurer

(3) ABC Corp.

c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

CUSTODIAN OR ESTATE ACCOUNTS

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA John B. Smith

(2) John B. Smith	John B. Smith, Jr., Executor

                                                                                                                                                                    , 2013

APPENDIX LIST

Appendix	Title	Page
A	Amended Investment Policies and Related Risks	A-1

Appendix A - Amended Investment Policies and Related Risks

Investment Objective

The investment objective of the Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc. (formerly, Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.) (the “Fund”) is long-term capital appreciation. The Fund seeks to achieve this investment objective by investing primarily in equity securities of companies in emerging markets. The Fund’s investment objective is fundamental and may not be changed without the approval of a majority of the Fund’s outstanding voting securities (as defined in the Investment Company Act of 1940).

Investment Policies

Under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in equity securities of emerging market smaller company issuers, as defined below. This 80% policy is fundamental and may not be changed without the approval of a majority of the Fund’s outstanding voting securities (as defined in the Investment Company Act of 1940).  Except for the investment objective and the 80% policy, the Fund’s investment policies are non-fundamental and may be changed by the Fund’s Board of Directors (the “Board of Directors” or the “Board”).

An emerging market country is any country determined by Aberdeen Asset Managers Limited, the Fund’s investment adviser (the “Adviser”), to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries for purposes of this policy can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.  Smaller companies for the purposes of this policy are companies that, at the time of purchase, have a market capitalization of less than $5 billion.

An emerging market country equity security is defined as:

•      common stock and preferred stock (including convertible preferred stock),

•      bonds, notes and debentures convertible into common or preferred stock,

•      stock purchase warrants and rights,

•      equity interests in trusts and partnerships, and

•      American, Global or other types of Depositary Receipts of emerging market securities.

Determinations as to whether a company is an emerging market smaller company will be made by the Adviser based on publicly available information and inquiries made to the companies.

Emerging market securities include securities that are issued by: (a) governments or government-related bodies of emerging market countries; and/or (b) companies or other issuers that (i) are organized under the laws of, or have their principal office in, an emerging market country, (ii) have their principal securities trading market in an emerging market country, (iii) alone or on a consolidated basis derive a significant portion of their annual revenue or assets from goods produced, sales made or services performed in emerging markets countries; and/or (iv) are denominated in the currency of an emerging market. The Fund may also invest without limit in those markets deemed by the Adviser to be “Frontier” markets, which are investable markets with lower total market capitalizations and liquidity than the more developed emerging markets.

Based on current market conditions, the Fund will consider “smaller companies” to be companies that, at the time of purchase, have a market capitalization of less than $5 billion. Some companies may outgrow the definition of a smaller company after the Fund has purchased their securities.  These companies continue to be considered “smaller companies” for purposes of the Fund’s minimum 80% allocation to smaller company securities.

The Fund does not expect to concentrate its investments in any industry or group of industries. However, the Fund may, at the full discretion of the Adviser, focus its investments in securities of companies from each of the infrastructure, telecommunications and technology sectors of emerging market countries. The portion of the Fund’s

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portfolio invested in securities of companies from each of such sectors will vary from time to time, based on the Adviser’s view of current market conditions.

Many of the companies in which the Fund invests may be in the early stages of their growth cycle and/or may have only recently been privatized. Accordingly, the Fund anticipates that up to 30% of its total assets may be invested in private placements of equity securities. Securities that are not publicly traded in the United States but that can be sold to “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933, as amended, will not be subject to these percentage limitations if these securities are deemed liquid pursuant to procedures adopted by the Board of Directors and delegated to the Adviser.  Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Fund, but their resale in the U.S. is permitted only in limited circumstances.

The governments of some emerging countries have been engaged in “privatization” programs, which involve the sale of part or all of their stakes in government owned or controlled enterprises. The Adviser believes that privatizations may offer shareholders opportunities for significant capital appreciation and intends to invest assets of the Fund in privatizations in appropriate circumstances. In certain emerging countries, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law. In addition, the terms on which the Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that the governments of emerging countries will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

To the extent its assets are not invested as described above, the Fund may invest the remainder of its assets in:

•            debt securities denominated in the currency of an emerging country or issued or guaranteed by an emerging country company or the government of an emerging country,

•            equity or debt securities of corporate or governmental issuers located in developed countries, and

•            short-term and medium-term debt securities of the type described below under “Temporary Investments.”

The Fund’s assets may be invested in debt securities when the Adviser believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for long-term capital appreciation. The debt securities in which the Fund may invest include:

•            bonds,

•            notes,

•            bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances),

•            commercial paper,

•            repurchase agreements, and

•            assignments of loans and loan participations.

In addition, for temporary defensive purposes, the Fund may invest less than 80% of its net assets in equity securities of emerging market smaller company issuers, in which case the Fund may invest in debt securities of the kind described under “Temporary Investments” below. In addition, the Fund may acquire assignments of, and participations in, loans.

Temporary Investments.  During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, the Fund may for temporary defensive purposes reduce its holdings in equity and other securities and invest in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. Temporary defensive positions may affect the Fund’s ability to achieve its investment objective.

The Fund may invest in the following short-term instruments:

•            obligations of the U.S. Government, its agencies or instrumentalities (including repurchase agreements with respect to these securities),

•            bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. banks and foreign banks denominated in any currency,

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•            floating rate securities and other instruments denominated in any currency issued by international development agencies, banks and other financial institutions, governments and their agencies and instrumentalities, and corporations located in countries that are members of the Organization for Economic Cooperation and Development,

•            obligations of U.S. corporations that are rated no lower than A-2 by Standard & Poor’s Rating Group or P-2 by Moody’s Investor Services or the equivalent by another rating service or, if unrated, deemed to be of equivalent quality by the Adviser, and

•            shares of money market funds that are authorized to invest in short-term instruments described above.

Currency Transactions.  The Adviser generally does not seek to hedge against declines in the value of the Fund’s non- U.S. dollar-denominated portfolio securities resulting from currency devaluations or fluctuations. If suitable hedging instruments are available on a timely basis and on acceptable terms, the Adviser may, in its discretion, hedge all or part of the value of the Fund’s non-U.S. dollar-denominated portfolio securities, although it is not obligated to do so. The Fund will be subject to the risk of changes in value of the currencies of the emerging countries in which its assets are denominated, unless it engages in hedging transactions.

Depositary Receipts.  The Fund may invest indirectly in securities of emerging markets country issuers through sponsored or unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of Depositary Receipts. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund’s investment policies, the Fund’s investments in ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities.

Portfolio Turnover Rate.  The Fund does not engage in the trading of securities for the purpose of realizing short-term profits, but adjusts its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish its investment objective. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains and any distributions resulting from such gains will be taxable at ordinary income rates for U.S. federal income tax purposes.

Borrowing.  Borrowing increases exposure to capital risk, and borrowed funds are subject to interest costs that may offset or exceed the return earned on investment of the amounts borrowed. Nevertheless, the Fund is authorized to borrow money from banks for the following reasons:

•            for temporary or emergency purposes,

•            for such short-term credits as may be necessary for the clearance or settlement of transactions,

•            to finance repurchases of its shares in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed),

•            to pay any dividends required to be distributed to maintain the Fund’s qualification as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or otherwise avoid taxation under the Code, or

•            to pay Fund expenses outside of the emerging countries, and not for the purpose of leveraging.

Additional investments will not be made when borrowings exceed 5% of the Fund’s total assets. The Fund may pledge its assets to secure such borrowings. For the purpose of this investment restriction, collateral arrangements with respect to the writing of options or the purchase or sale of future contracts or related options or forward currency contracts are not deemed a pledge of assets or the issuance of a senior security.

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Selected Risk Considerations

The value of the Fund’s assets, as well as the market price of its shares, will fluctuate. You can lose money on your investment. Investing in the Fund involves other risks, including the following:

General. The Fund is a non-diversified, closed-end investment company designed primarily as a long-term investment and not as a trading tool. An investment in the Fund’s common stock may be speculative and involves a high degree of risk. The Fund should not constitute a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.

Investment and Market Risk. An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. An investment in shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the shares during periods in which the Fund utilizes a leveraged capital structure. The value of the securities in which the Fund invests will affect the value of the Fund’s shares. The Fund’s shares at any point in time may be worth less than an investor’s original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Foreign Securities Risk. Investing in foreign securities involves certain special considerations that are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of securities markets, brokers and issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic developments, which could affect the value of investments in those countries. The costs of investing in foreign countries frequently are higher than the costs of investing in the United States. Although the Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, trading costs in non-U.S. securities markets are generally higher than trading costs in the United States.

Investments in securities of foreign issuers often will be denominated in foreign currencies. Accordingly, the value of the Fund’s assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies.

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories approved by Brown Brothers Harriman & Co., the Fund’s Foreign Custody Manager (as that term is defined in Rule 17f-5 under the 1940 Act). Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. There may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

From time to time, the Fund may have invested in certain sovereign debt obligations that are issued by, or certain companies that operate in or have dealings with, countries that become subject to sanctions or embargoes imposed

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by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism.

Investments in such countries may be adversely affected because, for example, the credit rating of the sovereign debt security may be lowered due to the country’s instability or unreliability or the company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, such countries. As an investor in such companies, the Fund will be indirectly subject to those risks.

Developing and Emerging Markets Risk. Investing in the securities of issuers located in developing and emerging market countries (and to a certain extent non-U.S. developed market countries) involves special considerations not typically associated with investing in the securities of U.S. issuers and other developed market issuers, including heightened risks of expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, difficulties in dividend withholding reclaims procedures, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

The economies of individual developing and emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Governments of many developing and emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In some cases, the government owns or controls many companies, including some of the largest in the country.

Accordingly, government actions could have a significant effect on economic conditions in a developing or emerging market country and on market conditions, prices and yields of securities in the Fund’s portfolio. Moreover, the economies of developing and emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. Many developing and emerging market economies are considered to be more politically volatile than the developed markets. Investments in securities of issuers in countries other than the U.S. may involve greater political risk, including in some countries, the possibility of nationalization of assets, expropriation or confiscatory taxation, restrictions on repatriation, and the establishment of foreign exchange controls, political changes, government regulation, overburdened and obsolete or unseasoned financial systems, environmental problems, less developed legal systems, economic or social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Fund’s investments in those countries. Central authorities also tend to exercise a high degree of control over the economies and in many cases have ownership over core productive assets.

The legal systems in many developing and emerging market countries are less developed than those in more developed countries, with the administration of laws and regulations often subject to considerable discretion. Non-U.S. markets may offer less protection to investors than U.S. or other developed markets. It also may be difficult to obtain and enforce a judgment in a court outside of the U.S.

Due to their strong reliance on international trade, most developing and emerging market economies tend to be sensitive both to economic changes in their own region and to changes affecting their major trading partners. These include changes in growth, inflation, foreign exchange rates, current account positions, government policies, taxation and tariffs.

The risks described above are more pronounced in “Frontier” markets.

Foreign Currency Risk. The Fund may invest all of its assets in securities which are denominated in currencies other than the U.S. dollar. Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors including political developments and currency controls by

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governments. A change in the value of a currency in which a security is denominated against the U.S. dollar will generally result in a change in the U.S. dollar value of the Fund’s assets.

The currencies of developing and emerging markets, in particular, have experienced periods of steady declines or even sudden devaluations relative to the U.S. dollar. Some developing and emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some developing and emerging markets have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of an obligation (often U.S. dollars). In addition, even though the currencies of some developing and emerging markets may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

Country/Regional Focus Risk. Focusing on a single country or geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

Europe — Recent Events Risk. A number of countries in Europe have experienced and continue to experience severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Smaller-Cap Risk. In general, stocks of smaller-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Smaller-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund’s investment in a smaller-cap company may lose substantial value. Investing in smaller-cap companies requires a longer term investment view and may not be appropriate for all investors.

Telecommunications Companies. Telecommunications companies are undergoing significant change due to varying and evolving levels of governmental regulation or deregulation and other factors. As a result, competitive pressures are intense and the securities of such companies may be subject to rapid price volatility. All telecommunications companies are subject to the additional risk that technological innovations will make their products and services obsolete.

In virtually every country, certain aspects of the telecommunications industry are subject to some government regulation. The nature and scope of such regulation generally is subject to political forces and market considerations, the effect of which cannot be predicted. Such regulation can have significant effects upon the operations of a telecommunications venture. It is difficult to predict the directions, types or effects of future telecommunications-related regulation.

Telecommunications regulation typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Telecommunications regulation generally has tended to be less stringent for newer services than for traditional telephone service, although there can be no assurances that such newer services will not be heavily regulated in the future. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. If regulation limits the use of new technologies by established carriers or forces cross-subsidies, large private networks may emerge. Service providers may also be subject to regulations regarding ownership and control, providers of services, subscription rates and technical standards.

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Infrastructure Companies.   Infrastructure companies in emerging countries are undergoing significant change due to varying and evolving levels of governmental regulation or deregulation and other factors. Competitive pressures are intense and the securities of such companies may be subject to increased share price volatility. In addition, certain infrastructure companies are subject to the risk that technological innovations will make their services obsolete.

In virtually every country, certain industries providing infrastructure services, including those engaged in the generation, transmission or distribution of electricity or gas, telecommunications and transportation, are subject to governmental regulation. The nature and scope of such regulation generally is subject to political forces and market considerations, the effect of which cannot be predicted. Certain governments have taken measures to foster infrastructure companies because of the importance of these companies to the development of their economies. However, government regulation of certain infrastructure companies, such as telecommunications companies, typically limits rates charged, returns earned, providers of services, types of services, ownership, areas served and terms for dealing with competitors and customers. Regulation may also limit the use of new technologies and hamper efficient depreciation of existing assets. Government regulation can have significant effects upon the operations of an infrastructure company. It is not possible to predict the directions, type or effects of future regulation, any of which could have a material adverse effect on the Fund and its investments.

Technology Securities Risk. Certain technology related companies may face special risks that their products or services may not prove to be commercially successful. Technology related companies are also strongly affected by worldwide scientific or technological developments. As a result, their products may rapidly become obsolete. Such companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies.

Convertible Securities Risk. The Fund may invest in convertible securities, which include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all debt securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities also tend to reflect the market price of the underlying stock in varying degrees, depending on the relationship of such market price to the conversion price in the terms of the convertible security. Convertible securities rank senior to common stock in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock.

Preferred Stock. The Fund may invest in preferred stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may be convertible into common stock.

Event Risk. Event risk is the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the issuer’s stocks or bonds due to factors including an unfavorable market response or a resulting increase in the issuer’s debt.  Added debt may significantly reduce the credit quality and market value of an issuer’s bonds.

Liquidity Risk. The risk that the Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, the Fund may be forced to sell liquid securities at an unfavorable time and conditions.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s Common Stock and dividends can decline.

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Management Risk. The Adviser’s judgment about the attractiveness, relative value or potential appreciation of a particular security or investment strategy may prove to be incorrect.

Net Asset Value Discount. Shares of the Fund, a closed-end investment company, may trade in the market at a discount from their net asset value.

Non-Diversification Risk. As a “non-diversified” investment company, the Fund can invest more of its assets in fewer issuers than an investment company that is “diversified,” exposing the Fund to greater risk. The Fund, however, intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company.

Anti-takeover Charter Provisions. The Fund’s charter and by-laws contain several provisions that may be regarded as “anti-takeover” because they have the effect of maintaining continuity of management.

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IMPORTANT SPECIAL MEETING INFORMATION	000004	000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext
ENDORSEMENT_LINE	SACKPACK

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DESIGNATION (IF ANY)
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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Special Meeting Proxy Card – Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR Proposal 1.

	For	Against	Abstain

1.

Removal of the Fund’s fundamental policy to invest, under normal market conditions, at least 65% of its total assets in equity securities of telecommunications companies in emerging markets and its fundamental investment restriction to concentrate its investments in the telecommunications industry.

	☐	☐	☐	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

B	Non-Voting Items

Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as the name (or names) appears on the stock certificate (as indicated hereon). If the shares are issued in the names of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees and partners should indicate their positions when signing.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

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▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc.

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

March 14, 2013

The undersigned hereby appoints Mr. Alan Goodson and Ms. Heather Hasson, or either of them, each with power of substitution, as proxies to represent the undersigned at the Special Meeting of Shareholders of Aberdeen Emerging Markets Telecommunications and Infrastructure Fund, Inc. to be held on March 14, 2013, at 12:00 p.m. (EST), and any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on the following matters set forth on the reverse side.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE PROPOSAL LISTED.

PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.